Exhibit 10.38

     AMENDMENT NO. 3 dated as of May 24, 2002 (this "Amendment No. 3") to the Credit Agreement referred to below, among ALLMERICA FINANCIAL CORPORATION, a Delaware corporation (the "Company"), and each of the LENDERS that is a signatory hereto.

                              W I T N E S S E T H:

     WHEREAS, the Company, the Lenders and JPMorgan Chase Bank ("JPMCB") (formerly known as The Chase Manhattan Bank), as Administrative Agent, are parties to a 364-Day Credit Agreement dated as of May 29, 1998 (as amended by the Amendment and Restatement dated as of May 28, 1999, Amendment No. 1 dated as of May 26, 2000 and Amendment No. 2 dated as of May 25, 2001 and as in effect on the date hereof, the "Credit Agreement") and desire to amend the Credit Agreement in certain respects.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Credit Agreement as follows:

     Section 1. Definitions. Terms defined in the Credit Agreement but not herein have the meanings given them in the Credit Agreement.

     Section 2. Amendments. Subject to the satisfaction of the conditions precedent set forth below, effective as of the date hereof the Credit Agreement shall be amended as follows:

     2.01. General. (a) References in the Credit Agreement to "this Agreement" or words of similar import (including indirect references to the Credit Agreement) shall be deemed to be references to the Credit Agreement as amended hereby.

     (b) References in the Credit Agreement to "Chase" shall be deemed to be references to "JPMCB".

     2.02. Definitions. (a) The first sentence of the definition of "Applicable Margin" in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

          "Applicable Margin" shall mean (i) with respect to Eurodollar Loans that have not been converted to Term Loans pursuant to Section 2.10 hereof, 0.30% per annum and (ii) with respect to Eurodollar Loans that have been converted to Term Loans pursuant to Section 2.10 hereof, the applicable rate per annum set forth below under the caption "Applicable Margin" based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt:

                     Index Debt               Applicable
  Category            Ratings                   Margin
--------------- ---------------------- --------------------------
                greater than or equal
      1            to: A2 / A                   0.40%
--------------- ---------------------- --------------------------
      2                A3 / A-                  0.50%
--------------- ---------------------- --------------------------
                 less than or equal
      3           to: Baa1 / BBB+               0.625%
--------------- ---------------------- --------------------------


     (b) The definition of "Chase" in Section 1.01 of the Credit Agreement shall be deleted in its entirety.

     (c) The definition of "Commitment Termination Date" in Section 1.01 of the Credit Agreement shall be amended in its entirety to read as follows:

          "Commitment Termination Date" shall mean May 23, 2003, as such date may be extended pursuant to Section 2.09 hereof.

     (d) The following new definition shall be added to Section 1.01 of the Credit Agreement in its proper alphabetical location:

          "JPMCB" shall mean JPMorgan Chase Bank.

     2.03. Facility Fee. The last sentence of Section 2.04(a) of the Credit Agreement shall be amended in its entirety to read as follows:

          "Accrued facility fees shall be payable on each Quarterly Date in arrears and on (i) if no conversion of Loans is effected pursuant to
     Section 2.10 hereof and no Loans are otherwise outstanding thereafter, the earlier of the date the Commitments are terminated and the Commitment Termination Date or (ii) if such conversion is effected or any Loans are otherwise outstanding after the earlier of the date the Commitments are terminated and the Commitment Termination Date, the maturity date of the Term Loans as specified in Section 2.10 hereof (in the case of Term Loans) or the date such Loans are paid in full (in the case of any other Loans)."

     2.04. Conversion to Term Loans. Section 2.10 of the Credit Agreement shall be amended by inserting the words "(other than in the last sentence of Section 7.02(a) hereof)" immediately after the word "hereof" in clause (ii) of the first proviso thereof.

     2.05. Financial Condition.

     (a) Section 7.02(a) of the Credit Agreement shall be amended by deleting the year "2000" in the first and last sentences thereof and replacing it with the year "2001" in each case.

     (b) Section 7.02(b) of the Credit Agreement shall be amended by deleting the year "2000" in the third and sixth lines thereof and replacing it with the year "2001" in each case.

     2.06. Subsidiaries, Etc. Section 7.13 of the Credit Agreement shall be amended by deleting the words "Schedule II" in the first, sixth and eighth lines thereof and replacing them with the words "Schedule III" in each case.

     2.07. Use of Proceeds. Section 8.09 of the Credit Agreement shall be amended by deleting the words "Schedule III" in the sixth line thereof and replacing them with the words "Schedule IV".

     2.08. Assignments and Participations. Section 11.06(b)(i) of the Credit Agreement shall be amended in its entirety to read as follows:

          "(i) no such consent by the Administrative Agent shall be required in the case of any assignment to another Lender and no such consent by the Company shall be required in the case of any assignment to another Lender or an affiliate of a Lender;"

     2.09. Schedules. Schedules I, II, III and IV to the Credit Agreement shall be amended by being deleted and replaced in their entirety by Schedules I, II, III and IV, respectively, to this Amendment No. 3, and references in the Credit Agreement to "Schedule I hereto", "Schedule II hereto", "Schedule III hereto" or "Schedule IV hereto" or words of similar import (including indirect references to any Schedule to the Credit Agreement) shall be deemed to be references to the applicable Schedule to this Amendment No. 3.

     Section 3. Representations and Warranties. The Company hereby represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment No. 3, (a) the representations and warranties set forth in Section 7 of the Credit Agreement (as amended hereby) are true and correct as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default shall have occurred and be continuing.

     Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 above shall become effective as of the date hereof upon receipt by the Administrative Agent of the following documents, each of which shall be satisfactory to the Administrative Agent (and, to the extent specified below, to each Lender) in form and substance:

     (a) Amendment No. 3. This Amendment No. 3, duly executed and delivered by the Company, each of the Lenders and the Administrative Agent.

     (b) Payments. Evidence of payment (or arrangements for payment) in full of all unpaid fees under the Credit Agreement which shall have accrued to but not including the Commitment Termination Date as in effect immediately prior to the effectiveness of this Amendment No. 3 and all other fees and amounts due and payable to the Administrative Agent or JPMCB on or prior to the effectiveness of this Amendment No. 3.

     (c) Other Documents. Such other documents as the Administrative Agent, any Lender or special New York counsel to JPMCB may reasonably request.

     Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or special New York counsel to JPMCB. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the day and year first above written.

                                       COMPANY

                                       ALLMERICA FINANCIAL CORPORATION


                                       By /s/Mark C. McGivney
                                          Name:  Mark C. McGivney
                                          Title: Vice President and Treasurer

                                     LENDERS


                                     JPMORGAN CHASE BANK


                                     By /s/Marybeth Mullen
                                        Name:  Marybeth Mullen
                                        Title: Vice President



                                     DEUTSCHE BANK AG, NEW YORK BRANCH


                                     By /s/Ruth Leung
                                        Name:  Ruth Leung
                                        Title: Director


                                     By /s/John S. McGill
                                        Name:  John S. McGill
                                        Title: Director



                                     BANK ONE, NA (MAIN OFFICE CHICAGO)


                                     By /s/Thomas A. Kiepura
                                        Name:  Thomas A. Kiepura
                                        Title: Director



                                     FLEET NATIONAL BANK


                                     By /s/Anita M. Presmarita
                                        Name:  Anita M. Presmarita
                                        Title: Vice President

                                     THE BANK OF NEW YORK


                                     By /s/David Trick
                                        Name:  David Trick
                                        Title: Vice President



                                     STATE STREET BANK AND TRUST COMPANY


                                     By /s/Lise Anne Boutiette
                                        Name:  Lise Anne Boutiette
                                        Title: Vice President

                                                                      SCHEDULE I

                                  Commitments


                               [See Section 2.01]


JPMorgan Chase Bank                                                  $30,000,000
BANK ONE, NA (Main Office Chicago)                                   $30,000,000
Deutsche Bank AG, New York and/or Cayman Islands Branch              $25,000,000
Fleet National Bank                                                  $25,000,000
State Street Bank and Trust Company                                  $25,000,000
The Bank of New York                                                 $15,000,000
                                                                     -----------
                                                                    $150,000,000

                                                                     SCHEDULE II

                                  Indebtedness


                              [See Section 8.06(b)]

                                                                                   (in millions)
                                                                                       Amount
                                                                                   Outstanding at
Borrower                       Description                       Maturity           Mar 31, 2002
--------                       -----------                       --------           ------------
AFC              7 5/8% Senior Debentures                          Due 2025            $199.5
AFC              Commercial Paper Program                           Annual             $132.2
AFC              Guarantee of the liquidation amount of the
                 8.207% of AFC Capital Trust

Synthetic Preferred and Other Swaps                              Maturity           Notional Amt.
-----------------------------------                              --------           -------------
Various Vanilla Swaps on floating rate GICs                       Various              $582.5

Foreign Currency Swaps
----------------------
Great British Pounds (hedge Inco Limited bond)                  07/15/2006              $13.5

Euro GIC Swaps
--------------
Swap to hedge foreign currency exposure on Euro GICs              Various            $1,336.5

Futures Contracts
-----------------
Hedge GIC's - 2 yr. Treasury Notes                               6/15/2002              $87.6
Hedge variable deferred compensation - S & P Index Futures       6/15/2002               $3.8

                                                                    SCHEDULE III

                                  Subsidiaries


                               [See Section 7.13]


Direct and Indirect Subsidiaries of Allmerica Financial Corporation

I.  Allmerica Financial Corporation (Delaware)
     A. Allmerica Asset Management, Inc. (Massachusetts)
          a. Allmerica Financial Insurance Brokers, Inc. (Massachusetts)
          b. Citizens Insurance Company of Illinois (Illinois)
          c. The Hanover Insurance Company (New Hampshire)
               1. Allmerica Financial Benefit Insurance Company (Michigan)
               2. Allmerica Plus Insurance Agency, Inc. (Massachusetts)
               3. The Hanover American Insurance Company (New Hampshire)
               4. Hanover Texas Insurance Management Company, Inc. (Texas)
               5. Citizens Insurance Company of Ohio (Ohio)
               6. Citizens Insurance Company of America (Michigan)
                    a. Sterling Risk Management Services, Inc. (Delaware)
                         i. Citizens Management Inc. (Michigan)
               7. Citizens Insurance Company of the Midwest (Indiana)
               8. AMGRO, Inc. (Massachusetts)
                    a. Lloyds Credit Corporation (Massachusetts)
                    b. AMGRO Receivables Corporation (Delaware)
               9. Massachusetts Bay Insurance Company (New Hampshire)
               10.  Allmerica Financial Alliance Insurance Company (New
                    Hampshire)
          d. Allmerica Benefits, Inc. (Florida)
          e. Allmerica Asset Management, Limited (Bermuda)
     B. Financial Profiles, Inc. (California)
     C. Allmerica Funding Corp. (Massachusetts)
     D. First Allmerica Financial Life Insurance Company (Massachusetts)
          a. Allmerica Trust Company, N.A. (Federally Chartered)
          b. Advantage Insurance Network, Inc. (Delaware)
          c. Allmerica Financial Life Insurance and Annuity Company (Delaware)
               1. Allmerica Investments, Inc. (Massachusetts)
               2. Allmerica Investment Management Company, Inc. (Massachusetts)
               3. Allmerica Financial Investment Management Services, Inc. (Massachusetts)
               4. Allmerica Financial Services Insurance Agency, Inc. (Massachusetts)
               5. Allmerica Investments Insurance Agency, Inc. of Alabama (Alabama)
               6. Allmerica Investments Insurance Agency of Florida, Inc. (Florida)
               7.   Allmerica Investment Insurance Agency, Inc. of Georgia
                    (Georgia)
               8. Allmerica Investment Insurance Agency, Inc. of Kentucky (Kentucky)
               9. Allmerica Investments Insurance Agency, Inc. of Mississippi (Mississippi)
     E. AFC Capital Trust I (Delaware)
     F. VeraVest, Inc. (Massachusetts)
     G. First Sterling Limited (Bermuda)
          a. First Sterling Reinsurance Company Limited (Bermuda)

                                                                     SCHEDULE IV

                             Investment Company Act


                               [See Section 7.10]


                                      None.